SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------

                                FORM 8-K/A No.1

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date or Report (Date of earliest event reported): April 30, 1993

                        COEUR D'ALENE MINES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Idaho                         1-8641                  82-0109423
(State or other jurisdiction of       Commission              I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

505 Front Ave., P. O. Box "I"
  Coeur d'Alene, Idaho                  83816
  (Address of principal               (Zip Code)
   Executive Offices)

      Registrant's telephone number, including area code:  (208) 667-3511

     The undersigned registrant hereby amends the following items, financial statement, exhibits or other portions of its Current Report on Form 8-K, dated May 2, 1995, as set forth in the pages attached hereto:

     Item 7(b) - Pro Forma Financial Information

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                            COEUR D'ALENE MINES CORPORATION

                                            By: /s/Dennis E. Wheeler
                                                Dennis E. Wheeler
                                                Chairman, President and
                                                Chief Executive Officer
Date:  June 2, 1995

     The current Report on Form 8-K of Coeur d'Alene Mines Corporation (the "Registrant") dated May 2, 1995 and filed on May 17, 1995, reported the sale of the assets of the Flexaust Company Division of Callahan Mining Corporation, a wholly-owned subsidiary of the Company, ("Callahan") and the shares representing 50% of the equity interest owned by Callahan in Flexaust Incorporated. (The
Flexaust Company Division and 50% interest in Flexaust Incorporated are collectively referred to hereinafter as "Flexaust.") Item 7(b) of the report stated that the pro-forma financial information required under Article 11 of Regulations S-X would be filed not later than 60 days after the date on which the Form 8-K was required to be filed. The purpose of this amendment is to file pro forma financial information.

Item 7.  Financial Statement, Pro Forma Financial Information And Exhibits

     (b) Pro Forma Financial Information.

     The following lists the unaudited pro forma financial information attached hereto:
                                                                         Page(s)

         Unaudited pro forma consolidated financial
           statements..................................................... 1

         Pro forma consolidated balance sheet as of
           March 31, 1995, December 31, 1994 and
           March 31, 1994 ................................................ 2-7

         Pro forma  consolidated  statements of operations  for the three months ended March 31, 1995, year ended December 31, 1994 and three months ended March 31, 1994 .......................................... 8-10

         Notes to unaudited consolidated pro forma
           financial.statements .......................................... 11

     (c)  Exhibits.

          None.

Unaudited Pro Forma Consolidated Financial Statements

The historical balance sheet and income statement information, included in the pro forma financial information that follows, has been adjusted "as if" the transaction, that occurred after the date of this historical information , had occurred at the date of the historical information. This pro forma information is intended to help readers understand the impact of the transaction by showing how the transaction might have affected the historical financial statements. The following Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statement of Operations of the Company as of and for the three months ended March 31, 1995, and for the year ended December 31, 1994 and for the three months ended March 31, 1994 give effect to the sale of Flexaust by the Company. The pro forma information is based on the historical financial statements of the Company giving effect to the sale and the assumptions and adjustments in the accompanying notes to the Pro Forma Financial Statements.

The Pro  Forma  Consolidated  Financial  Statements  have been  prepared  by the
Company's management based on the historical financial statements of the Company. These Pro Forma Financial Statements may not be indicative of the results that actually would have occurred if the sale had been in effect on the dates indicated or which may be obtained in the future. The Pro Forma Financial Statements should be read in conjunction with the audited financial statements and notes incorporated by reference or contained elsewhere herein.

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED

                                                                     March 31,1995
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                    $20,714,862   $3,361,109          (A)       $24,075,971
  Short term investments                       113,640,743                                 113,640,743
  Receivables                                   13,974,286   (1,794,249)      (A),(B)       12,180,037
  Inventories                                   35,903,623   (1,706,205)         (A)        34,197,418
                                              ---------------------------                  ------------
     Total Current assets                      184,233,514     (139,345)                   184,094,169

PROPERTY, PLANT AND EQUIPMENT
  Property, plant and equipment                 96,470,341    4,638,328)         (A)        91,832,013
  Less accumulated depreciation                 40,548,341   (2,601,693)         (A)        37,946,648
                                              ---------------------------                  ------------
                                                55,922,000   (2,036,635)                    53,885,365

MINING PROPERTIES
  Operational mining properties                 98,472,697                                  98,472,697
  Less accumulated depletion                    33,529,718                                  33,529,718
                                              ---------------------------                  ------------
                                                64,942,979                                  64,942,979
  Developmental properties                      99,758,070                                  99,758,070
                                              ---------------------------                  ------------
                                               164,701,049                                 164,701,049
OTHER ASSETS
  Notes receivable                                            6,000,000          (A)         6,000,000
  Other                                         11,872,373     (548,111)         (A)        11,324,262
                                              ---------------------------                  ------------
                                              $416,728,936   $3,275,909                   $420,004,845
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------


See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED

                                                                     March 31,1995
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts payable                              $1,909,407   ($203,167)          (A)        $1,706,240
  Accrued liabilities                            5,928,352    (102,199)          (A)         5,826,153
  Cash dividends payable                         2,339,376                                   2,339,376
  Short term project financing                   5,000,000                                   5,000,000
  Accrued interest payable                       5,031,739                                   5,031,739
  Accrued salaries and wages                     3,278,939    (258,782)          (A)         3,020,157
  Other current liabilities                        173,876                                     173,876
  Current portion of obligations
    under capital leases                         2,077,990                                   2,077,990
                                              ---------------------------                  ------------
       Total Current Liabilities                25,739,679    (564,148)                     25,175,531

OTHER LIABILITIES
  6% Subordinated Convertible Debentures        50,000,000                                  50,000,000
  7% Subordinated Convertible Debentures        74,990,000                                  74,990,000
  6 3/8 % Subordinated Convertible Debentures  100,000,000                                 100,000,000
  Obligations under capital leases               1,153,694                                   1,153,694
  Other long-term liabilities                    5,286,854                                   5,286,854
  Deferred income taxes                            588,352    1,534,386          (D)         2,122,738
                                              ---------------------------                  ------------
       Total Long-Term Liabilities             232,018,900    1,534,386                    233,553,286

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS'  EQUITY
   Preferred  Stock, par value $1.00 per share
      authorized 10,000,000 shares, none
      outstanding
   Common Stock, par value $1.00 per share--
      authorized 60,000,000 shares, issued
     16,655,051 shares ( including 1,059,051    16,655,051                                  16,655,051
     shares held in treasury stock)
   Capital surplus                             180,896,087                                 180,896,087
   Accumulated deficit                         (20,218,799)   2,305,670       (B),(D)      (17,913,129)
   Unrealized losses on short term investments  (5,037,389)                                 (5,037,389)
   Repurchased and Nonvested Shares            (13,324,593)                                (13,324,593)
                                              ---------------------------                  ------------
                                               158,970,357    2,305,670                    161,276,027
                                              ---------------------------                  ------------
                                              $416,728,936   $3,275,909                   $420,004,845
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------


See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED


                                                                     December 31,1994
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                    $15,147,908   $3,100,182          (A)       $18,248,090
  Short term investments                       128,112,407                                 128,112,407
  Receivables                                   12,881,456   (1,170,843)         (A)        11,710,613
  Inventories                                   35,946,125   (1,730,998)         (A)        34,215,127
                                              ---------------------------                  ------------
     Total Current assets                      192,087,896      198,341                    192,286,237

PROPERTY, PLANT AND EQUIPMENT
  Property,plant and equipment                  88,468,531   (4,595,742)         (A)        83,872,789
  Less accumulated depreciation                 39,947,983   (2,553,688)         (A)        37,394,295
                                              ---------------------------                  ------------
                                                48,520,548   (2,042,054)                    46,478,494

MINING PROPERTIES
  Operational mining properties                102,571,977                                 102,571,977
  Less accumulated depletion                    38,162,432                                  38,162,432
                                              ---------------------------                  ------------
                                                64,409,545                                  64,409,545
  Developmental properties                      95,896,774                                  95,896,774
                                              ---------------------------                  ------------
                                               160,306,319                                 160,306,319
OTHER ASSETS
  Notes receivable                                            6,000,000          (A)         6,000,000
  Other                                         11,927,920     (499,810)         (A)        11,428,110
                                              ---------------------------                  ------------
                                              $412,842,683   $3,656,477                   $416,499,160
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------


See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED



                                                                     December 31,1994
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts payable                              $2,458,605    ($168,797)         (A)        $2,289,808
  Accrued liabilities                            4,158,792      (38,537)         (A)         4,120,255
  Accrued interest payable                       4,634,961                                   4,634,961
  Accrued salaries and wages                     4,164,061     (296,260)         (A)         3,867,801
  Other current liabilities                      1,084,366                                   1,084,366
  Current portion of obligations
    under capital leases                         2,041,057                                   2,041,057
                                              ---------------------------                  ------------
     Total Current Liabilities                  18,541,842     (503,594)                    18,038,248

OTHER LIABILITIES
  6% Subordinated Convertible Debentures        50,000,000                                  50,000,000
  7% Subordinated Convertible Debentures        75,000,000                                  75,000,000
  6 3/8 % Subordinated Convertible Debentures  100,000,000                                 100,000,000
  Obligations under capital leases               2,192,856                                   2,192,856
  Other long-term liabilities                    5,234,899                                   5,234,899
  Deferred income taxes                          1,580,804    1,659,229          (D)         3,240,033
                                              ---------------------------                  ------------
     Total Long-Term Liabilities               234,008,559    1,659,229                    235,667,788

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS'  EQUITY
  Preferred  Stock, par value $1.00 per
     share  authorized 10,000,000 shares,
     none outstanding
  Common Stock, par value $1.00 per share--
     authorized 60,000,000 shares, issued
     16,633,163 shares (including 1,059,051     16,633,163                                  16,633,163
     shares held in treasury stock)
  Capital surplus                              182,881,071                                 182,881,071
  Accumulated deficit                          (17,043,506)   2,500,842       (B),(D)      (14,542,664)
  Unrealized losses on short term investments   (8,820,137)                                 (8,820,137)
  Repurchased and Nonvested Shares             (13,358,309)                                (13,358,309)
                                              ---------------------------                  ------------
                                               160,292,282    2,500,842                    162,793,124
                                              ---------------------------                  ------------
                                              $412,842,683   $3,656,477                   $416,499,160
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------


See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED



                                                                     March 31,1994
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                    $27,076,924   $3,697,408          (A)       $30,774,332
  Short term investments                       147,384,045                                 147,384,045
  Receivables                                    9,925,926   (1,272,138)         (A)         8,653,788
  Inventories                                   33,839,026   (1,740,249)         (A)        32,098,777
                                              ---------------------------                  ------------
     Total Current assets                      218,225,921      685,021                    218,910,942

PROPERTY, PLANT AND EQUIPMENT
  Property,plant and equipment                  82,715,422   (4,548,597)         (A)        78,166,825
  Less accumulated depreciation                 37,098,626   (2,489,836)         (A)        34,608,790
                                              ---------------------------                  ------------
                                                45,616,796   (2,058,761)                    43,558,035

MINING PROPERTIES
  Operational mining properties                 91,370,967                                  91,370,967
  Less accumulated depletion                    34,540,473                                  34,540,473
                                              ---------------------------                  ------------
                                                56,830,494                                  56,830,494
  Developmental properties                      86,158,053                                  86,158,053
                                              ---------------------------                  ------------
                                               142,988,547                                 142,988,547

OTHER ASSETS
  Notes receivable                                            6,000,000          (A)         6,000,000
  Other                                         15,557,980     (358,776)         (A)        15,199,204
                                              ---------------------------                  ------------
                                              $422,389,244   $4,267,484                   $426,656,728
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------


See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED



                                                                     March 31,1994
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts payable                              $1,372,278    ($215,990)         (A)        $1,156,288
  Accrued liabilities                            3,571,455      (41,557)         (A)         3,529,898
  Cash dividends payable                         2,303,194                                   2,303,194
  Accrued interest payable                       5,213,960                                   5,213,960
  Accrued salaries and wages                     3,470,327     (277,372)         (A)         3,192,955
  Other current liabilities                      7,512,916                                   7,512,916
  Current portion of obligations
    under capital leases                         1,934,148                                   1,934,148
                                              ---------------------------                  ------------
     Total Current Liabilities                  25,378,278     (534,919)                    24,843,359


OTHER LIABILITIES
  6% Subordinated Convertible Debentures        50,000,000                                  50,000,000
  7% Subordinated Convertible Debentures        75,000,000                                  75,000,000
  6 3/8 % Subordinated Convertible Debentures  100,000,000                                 100,000,000
  Obligations under capital leases               3,737,292                                   3,737,292
  Other long-term liabilities                    4,410,189                                   4,410,189
  Deferred income taxes                          1,552,438    1,919,761          (D)         3,472,199
                                              ---------------------------                  ------------
     Total Long-Term Liabilities               234,699,919    1,919,761                    236,619,680

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS'  EQUITY
  Preferred  Stock, par value $1.00 per
      share authorized 10,000,000 shares,
      none outstanding
  Common Stock, par value $1.00 per share--
    authorized 60,000,000 shares, issued
    16,413,080 shares ( including 1,058,453     16,413,080                                  16,413,080
    shares held in treasury stock)
  Capital surplus                              179,101,154                                 179,101,154
  Accumulated deficit                          (15,698,241)   2,882,642       (B),(D)      (12,815,599)
  Unrealized losses on short term investments   (4,056,524)                                 (4,056,524)
  Repurchased and Nonvested Shares             (13,448,422)                                (13,448,422)
                                              ---------------------------                  ------------
                                               162,311,047    2,882,642                    165,193,689
                                              ---------------------------                  ------------
                                              $422,389,244   $4,267,484                   $426,656,728
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------


See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED



                                                             Three months ended March 31, 1995
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
INCOME
 From mine operations:
  Sale of concentrates and dore'               $17,891,169                                 $17,891,169
  Less cost of operations                       16,040,529                                  16,040,529
                                              ---------------------------                  ------------
     Gross Profits                               1,850,640                                   1,850,640

 From manufacturing operations:
  Sale of industrial products                    3,072,691   (3,072,691)         (A)                 0
  Less cost of manufacturing                     2,801,551   (2,801,551)         (A)                 0
                                              ---------------------------                  ------------
     Gross profits                                 271,140     (271,140)                             0

OTHER INCOME
  Interest and other                             2,557,293      107,847       (A),(C)        2,665,140
                                              ---------------------------                  ------------
     Total Income                                4,679,073     (163,293)                     4,515,780

EXPENSES
  Administration                                   964,371                                     964,371
  Accounting and legal                             367,969                                     367,969
  General corporate                              1,585,847                                   1,585,847
  Interest                                       2,981,865                                   2,981,865
  Mining exploration                             1,136,103                                   1,136,103
  Idle facilities                                  541,011                                     541,011
  Nonrecurring charges                                                                               0
                                              ---------------------------                  ------------
     Total Expenses                              7,577,166                                   7,577,166
                                              ---------------------------                  ------------

Income (Loss) from continuing operations
  before income taxes                           (2,898,093)    (163,293)                    (3,061,386)
  Provision (benefit) for Income taxes             277,200      (69,409)      (A),(D)          207,791
                                              ---------------------------                  ------------
Income (Loss) from continuing operations        (3,175,293)     (93,884)                    (3,269,177)

Income (Loss) from discontinued operations,
   net of applicable taxes of $1,599,703         2,399,555                    (B),(D)        2,399,555

 Net income (loss)                             ($3,175,293)  $2,305,670                      ($869,623)
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Earnings per Share Data:
Weighted average number of shares of
  Common Stock and equivalents used
  in calculation                                15,578,036   15,578,036                     15,578,036
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Income(loss) from continuing operations             ($0.20)      ($0.01)                        ($0.21)
Income(loss) from discontinued operations            $0.00        $0.15                          $0.15
                                              ---------------------------                  ------------
Net income (loss)                                   ($0.20)       $0.15                         ($0.06)
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Cash dividends per share                                                                          $0.15
                                                                                           ------------
                                                                                           ------------

See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED



                                                            Year ended December 31, 1994
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
INCOME
 From mine operations:
  Sale of concentrates and dore'               $79,605,938                                 $79,605,938
  Less cost of operations                       67,802,368                                  67,802,368
                                              ---------------------------                  ------------
     Gross Profits                              11,803,570                                  11,803,570

 From manufacturing operations:
  Sale of industrial products                   11,416,654  (11,416,654)         (A)                 0
  Less cost of manufacturing                    10,263,476  (10,263,476)         (A)                 0
                                              ---------------------------                  ------------
     Gross profits                               1,153,178   (1,153,178)                             0

OTHER INCOME
  Interest and other                            12,857,321      453,161       (A),(C)       13,310,482
                                              ---------------------------                  ------------
                                                25,814,069     (700,017)                    25,114,052

EXPENSES
   Administration                                3,824,946                                   3,824,946
   Accounting and legal                          1,673,223                                   1,673,223
   General corporate                             6,359,710                                   6,359,710
   Interest                                      3,877,614                                   3,877,614
   Mining exploration                            1,558,752                                   1,558,752
   Idle facilities                              11,399,082                                  11,399,082
   Nonrecurring charges                            800,000                                     800,000
                                              ---------------------------                  ------------
                                                29,493,327                                  29,493,327
                                              ---------------------------                  ------------

Income (Loss) from continuing operations
  before income taxes                           (3,679,258)    (700,017)                    (4,379,275)
  Provision (benefit) for Income taxes             263,306     (292,007)         (D)           (28,701)
                                              ---------------------------                  ------------
Income (Loss) from continuing operations        (3,942,564)    (408,010)                    (4,350,574)

Income (Loss) from discontinued operations,
  net of applicable taxes of $1,939,236                       2,908,853       (B),(D)        2,908,853
                                              ---------------------------                  ------------
Net income (loss)                              ($3,942,564)   $2,500,842                   ($1,441,722)
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Earnings per Share Data:
Weighted average number of shares of
  Common Stock and equivalents used
  in calculation                                15,387,889   15,387,889                     15,387,889
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Income(loss) from continuing operations             ($0.26)      ($0.03)                        ($0.28)
Income(loss) from discontinued operations            $0.00        $0.19                          $0.19
                                              ---------------------------                  ------------
Net income (loss)                                   ($0.26)       $0.16                         ($0.09)
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Cash dividends per share                                                                         $0.15
                                                                                           ------------
                                                                                           ------------
See notes to unaudited Proforma Consolidated Financial Statements

Coeur d'Alene Mines Corporation Proforma Balance Sheet          UNAUDITED



                                                             Three months ended March 31, 1994
                                              --------------------------------------------------------
                                                Historical     Pro Forma         See         Proforma
                                                 Balance      Adjustments       Notes        Balances
                                              --------------------------------------------------------
INCOME
 From mine operations:
  Sale of concentrates and dore'               $20,209,582                                 $20,209,582
  Less cost of operations                       17,530,160                                  17,530,160
                                              ---------------------------                  ------------
     Gross Profits                               2,679,422                                   2,679,422

 From manufacturing operations:
  Sale of industrial products                    2,685,916   (2,685,916)         (A)                 0
  Less cost of manufacturing                     2,509,563   (2,509,563)         (A)                 0
                                              ---------------------------                  ------------
     Gross profits                                 176,353     (176,353)                             0

OTHER INCOME
  Interest and other                             1,586,222      127,667       (A),(C)        1,713,889
                                              ---------------------------                  ------------
                                                 4,441,997      (48,686)                     4,393,311

EXPENSES
  Administration                                 1,590,709                                   1,590,709
  Accounting and legal                             420,940                                     420,940
  General corporate                              1,367,106                                   1,367,106
  Interest                                       2,504,582                                   2,504,582
  Mining exploration                               736,324                                     736,324
  Idle facilities                                  412,344                                     412,344
  Nonrecurring charges                                   0                                           0
                                              ---------------------------                  ------------
                                                 7,032,005                                   7,032,005
                                              ---------------------------                  ------------

Income (Loss) from continuing operations
  before income taxes                           (2,590,008)     (48,686)                    (2,638,694)
  Provision (benefit) for Income taxes               7,291      (22,474)         (D)           (15,183)
                                              ---------------------------                  ------------
Income (Loss) from continuing operations        (2,597,299)     (26,212)                    (2,623,511)

Income (Loss) from discontinued operations,
  net of applicable taxes of $1,939,236                       2,908,853       (B),(D)        2,908,853
                                              ---------------------------                  ------------
Net income (loss)                              ($2,597,299)  $2,882,642                       $285,343
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Earnings per Share Data:
Weighted average number of shares of
  Common Stock and equivalents used
  in calculation                                15,338,770   15,338,770                     15,338,770
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Income(loss) from continuing operations             ($0.17)      ($0.00)                        ($0.17)
Income(loss) from discontinued operations            $0.00        $0.19                          $0.19
                                              ---------------------------                  ------------
Net income (loss)                                   ($0.17)       $0.19                          $0.02
                                              ---------------------------                  ------------
                                              ---------------------------                  ------------

Cash dividends per share                                                                         $0.15
                                                                                           ------------
                                                                                           ------------


See notes to unaudited Proforma Consolidated Financial Statements

 Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE A:

The historical balance sheet and income statement information, included in the pro forma financial information preceding these notes, has been adjusted "as if" the transaction, that occurred after the date of this historical information, had occurred at the beginning of the period presented. This pro forma information is intended to help readers understand the impact of the transaction by showing how it might have affected the historical financial statements. The Pro Forma Consolidated Balance Sheets reflect the Company's March 31, 1995, December 31, 1994, and March 31, 1994 balance sheets and include the effects of events that are directly attributable to the sale of Flexaust. The Pro Forma Consolidated Statements of Operations assume the sale had occurred as of January 1, 1994 and January 1, 1995, and reflect the results of the Company for the year ended December 31, 1994 and three months ended March 31, 1995, and March 31, 1994, and include the effects of events that are directly attributable to the sale. The effective date of closing of the Flexaust transaction was May 2, 1995. The asset and stock Purchase Agreement required the buyers to pay $10 million of which $4 million was paid on the closing date. The remainder of the purchase price is to be paid in annual installments until May 1, 2000. The unpaid notes will accrue interest at an annual rate of 7%.

NOTE B:

The gain on the sale of Flexaust is calculated as of the beginning of periods presented as follows:

                          3/31/95              12/31/94              3/31/94

Sales Proceeds         $10,000,000           $10,000,000          $10,000,000
Net Assets Sold         (6,000,742)           (5,151,911)          (5,151,911)
Income Taxes            (1,599,703)           (1,939,236)          (1,939,236)
                       ------------          ------------         ------------
Gain on Sale            $2,399,555            $2,908,853           $2,908,853
                       ------------          ------------         ------------
                       ------------          ------------         ------------


The gain on sale of Flexaust is included as income from discontinued operations on the Pro Forma Statement of Operations.

NOTE C:

Interest income is calculated on the initial payment of $4,000,000 at an assumed rate of 5%. The remaining notes accrue interest at an annual rate of 7%, pursuant to the asset and stock Purchase Agreement.

NOTE D:

Income tax effects on the pro forma gain on the sale of Flexaust are calculated based on the Company's statutory rate of 40% for federal and state taxes.

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